EXHIBIT 10.1(a)

                                                   EXECUTION COPY








             CLEVELAND HOPKINS INTERNATIONAL AIRPORT


                       FIRST SUPPLEMENTAL
               SPECIAL FACILITIES LEASE AGREEMENT


                              WITH


                   CONTINENTAL AIRLINES, INC.



 ______________________________________________________________


                           Dated as of

                          March 1, 1998


 ______________________________________________________________

                       TABLE OF CONTENTS

                                                             Page


Section 1.   Use of Defined Terms. . . . . . . . . . . . .     2
Section 2.   Leased Premises; Existing Lease . . . . . . .     2
Section 3.   No Personal Liability . . . . . . . . . . . .     2
Section 4.   Interpretation of Agreement . . . . . . . . .     2
Section 5.   Entire Agreement; Amendment . . . . . . . . .     2
Section 6.   Severability. . . . . . . . . . . . . . . . .     3
Section 7.   Memorandum of Lease . . . . . . . . . . . . .     3

             Signatures. . . . . . . . . . . . . . . . . .     4


Exhibit A - Continental Special Premises . . . . . . . . .   A-1
Exhibit B - On-Site Improvements . . . . . . . . . . . . .   B-1
Exhibit C - Off-Site Improvements. . . . . . . . . . . . .   C-1

    THIS FIRST SUPPLEMENTAL SPECIAL FACILITIES LEASE AGREEMENT ("Supplemental Agreement") is made and entered into as of this 1st day of March, 1998 upon the terms and conditions set forth herein, by and between the CITY OF CLEVELAND, a municipal corporation and political subdivision of the State of Ohio ("City"), and CONTINENTAL AIRLINES, INC., a corporation organized and existing under the laws of the State of Delaware and authorized to do business in the State of Ohio ("Airline"), to supplement the 1989 Special Facilities Lease described below, under the following circumstances (capitalized words and terms in these preambles, unless stated otherwise or unless the context dictates otherwise, shall have the meanings given to them in Article I hereof):

                           WITNESSETH:

     WHEREAS, City owns and operates Cleveland Hopkins
International Airport ("Airport"); and

     WHEREAS, the Council of City, pursuant to Ordinance No. 1585-A-76, passed on August 16, 1976, authorized City to enter into agreements and leases substantially in the form attached to that Ordinance as Exhibit A setting forth the terms on which certain airlines would lease portions of the Airport from City and be permitted to use the Airport's facilities; and

     WHEREAS, the Council of City, pursuant to Ordinance No.
2551-A-82, passed on June 15, 1983, authorized City to enter into additional such agreements and leases with additional Scheduled
Airlines (as defined therein); and

     WHEREAS, pursuant to Ordinance No. 2551-A-82, City entered into an Agreement and Lease with Airline, dated as of May 15, 1987 (the "Original Lease"); and

     WHEREAS, Section 20.20 of the Original Lease and Section 3(e) of Ordinance No. 1773-A-76, passed by the Council of City on August 16, 1976 permit City to issue Special Revenue Bonds to finance and refinance the construction of any Special Facilities (both as defined in the Original Lease); and

     WHEREAS, pursuant to Ordinance No. 2729-89, passed by the Council of City on December 11, 1989, the Council of City authorized City, among other things, to issue and deliver its $76,320,000 Airport Special Revenue Bonds, Series 1990 (Continental Airlines, Inc. Project) (the "Series 1990 Bonds") and to execute and deliver a Special Facilities Lease (the "1989 Lease") to secure repayment of bond service charges on the Series 1990 Bonds by Airline; and

     WHEREAS, pursuant to Ordinance No. 3005-90, passed by the Council of City on February, 1991, the Council of City authorized an amendment to the 1989 Special Facilities Lease by modifying the scope of the improvements made pursuant to the 1989 Special Facilities Lease from the proceeds of the Series 1990 Bonds and by amending Exhibits B, C, D and E thereto; and

     WHEREAS, pursuant to Ordinance No. 2044-97, passed by the Council of City on January 26, 1998, the Council of City authorized City, among other things, to (i) issue its $75,120,000 Airport Special Revenue Bonds, Series 1998 (Continental Airlines, Inc. Project) (the "Series 1998 Bonds") for the purpose of constructing certain improvements at the Airport as part of an Expansion Program (as defined in Ordinance No. 2044-97) and (ii) enter into this Supplemental Special Agreement; and

     WHEREAS, the expansion program has resulted in the need to modify further the scope of the Continental Special Facilities which are to be governed by the terms of the 1989 Special Facilities Lease, as heretofore and hereafter supplemented and amended;

     NOW, THEREFORE, for and in consideration of the premises and the mutual covenants, agreements and conditions contained herein, the parties hereto agree as follows:

     Section 1. Use of Defined Terms. Unless otherwise defined herein and except as otherwise stated herein, all capitalized words and terms defined in the Original Lease or the 1989 Lease and used herein are used herein with the definition assigned to them in the Original Lease or the 1989 Lease, respectively, and upon the execution and delivery of this Supplemental Agreement, the term "Agreement" shall include and incorporate this Supplemental Agreement together with the 1989 Lease, as heretofore amended and supplemented. The following words and terms are used herein with the following definitions, which definitions supplement and amend the definitions set forth in Article I of the 1989 Lease:

     "Continental Special Premises" means the real property described in Exhibit A hereto and the On-Site Improvements, exclusive of any concession space, the construction cost of which was paid to Airline by City pursuant to Section 2.05 hereof.

     "Hangar Site Improvements" means the Improvements to the Hangar Site described in Exhibit C hereto.

     "Off-Site Improvements" means the Hangar Site Improvements and the other improvements described in Exhibit C hereto.

     "On-Site Improvements" means the improvements described in Exhibit B hereto, made at the Continental Special Premises.

     Section 2. Leased Premises; Existing Lease. City, in consideration of the payment of Basic Rent and Bond Rent and the covenants and agreements stated in the 1989 Lease, as heretofore supplemented and amended and as further supplemented and amended by this Supplemental Agreement, agrees to lease the Continental Special Facilities to Airline, and does hereby confirm the lease made to Airline pursuant to the 1989 Lease, as hereby amended and supplemented, and Airline acknowledges such lease of the Continental Special Facilities. The 1989 Lease, as heretofore amended and supplemented, shall remain in full force and effect as originally written, except as hereby supplemented and amended.

     Section 3. No Personal Liability. No elected official, director, officer, agent or employee of either party shall be charged personally or held contractually liable by or to the other party under any term or provision of this Supplemental Agreement or because of any breach thereof or because of its or their execution or attempted execution.

     Section 4.  Interpretation of Agreement.  This Supplemental
Agreement shall be deemed to have been made in, and be construed in accordance with the laws of, the State of Ohio.

     Section 5. Entire Agreement; Amendment. The Agreement, as supplemented by this Supplemental Agreement, constitutes the entire agreement between the parties hereto with respect to the Continental Special Facilities and supersedes all other representations or statements heretofore made, oral or written, except as otherwise herein provided. This Supplemental Agreement may be amended only in writing, and executed by duly authorized representatives of the parties hereto in accordance with the terms applicable to amendments to the Agreement as set forth in the Indenture, provided that the description of the Improvements set forth in the 1989 Lease as heretofore and herein revised may be revised from time to time on the written request of Airline approved in writing by the Director of Port Control on behalf of City, provided that no such revision materially alters the Continental Special Facilities as initially contemplated hereunder.

     Section 6. Severability. In the event any covenant, condition or provision herein contained is held to be invalid by a court of competent jurisdiction, the invalidity of any such covenant, condition or provision shall in no way affect any other covenant, condition or provision herein contained, provided the invalidity of any such covenant, condition or provision does not materially prejudice either City, Trustee, Bondholders, or Airline in their respective rights and obligations contained in the valid covenants, conditions and provisions of this Agreement.

     Section 7. Recording; Memorandum of Lease. This Supplemental Agreement shall be recorded with the Recorder of Cuyahoga County or, in the alternative, in the event that either party so requests, the parties hereto shall execute, attest, acknowledge and deliver for recording with the Recorder of Cuyahoga County a short form Memorandum of Lease of this Supplemental Agreement, to be executed pursuant hereto in the form and content prescribed by Section 5301.251 of the Ohio Revised Code.

    IN WITNESS WHEREOF, the parties hereto have caused these presents to be duly executed as of the day and year first above written.


ATTEST as to those signing on      CITY OF CLEVELAND
behalf of the City of Cleveland:

________________________________   By: _________________________
________________________________        Mayor
Printed Name

________________________________   By: _________________________
________________________________        Director of Finance
Printed Name
                                   By:
                                        Acting Director of
                                        Port Control



The within instrument is hereby
approved as to form and correctness
_____________, 1998


     Director of Law


By _____________________________
    Assistant Director of Law




ATTEST as to those signing on      CONTINENTAL AIRLINES, INC.
behalf of Continental Airlines, Inc.:

________________________________   By: ________________________
________________________________   Title: _____________________
Printed Name


________________________________
________________________________
Printed Name

STATE OF OHIO           )
                         )    SS:
COUNTY OF CUYAHOGA       )


     Before me, a Notary Public in and for said County, personally appeared Michael R. White, known to me to be the person who, as Mayor of the City of Cleveland, executed the above and foregoing Agreement and acknowledged that, being duly authorized by Ordinance of the Council of the City of Cleveland, he signed said Agreement for and on behalf of the said City as its free and voluntary act, and as his own free and voluntary act.

     IN WITNESS WHEREOF, I have hereunto set my hand and notarial seal this _______ day of __________________, 1998.


                              __________________________________
                              Notary Public

                              My commission expires:

STATE OF OHIO           )
                         )    SS:
COUNTY OF CUYAHOGA       )


     Before me, a Notary Public in and for said County, personally appeared Martin Carmody, known to me to be the person who, as Director of Finance of the City of Cleveland, executed the above and foregoing Agreement and acknowledged that, being duly authorized by Ordinance of the Council of the City of Cleveland, he signed said Agreement for and on behalf of the said City as its free and voluntary act, and as his own free and voluntary act.

     IN WITNESS WHEREOF, I have hereunto set my hand and notarial seal this _______ day of __________________, 1998.


                              _________________________________
                              Notary Public

                              My commission expires:

STATE OF OHIO           )
                         )    SS:
COUNTY OF CUYAHOGA       )


     Before me, a Notary Public in and for said County, personally appeared LaVonne Sheffield-McLain, known to me to be the person who, as Acting Director of Port Control of the City of Cleveland, executed the above and foregoing Agreement and acknowledged that, being duly authorized by Ordinance of the Council of the City of Cleveland, she signed said Agreement for and on behalf of the said City as its free and voluntary act, and as her own free and voluntary act.

     IN WITNESS WHEREOF, I have hereunto set my hand and notarial seal this _______ day of __________________, 1998.


                              __________________________________
                              Notary Public

                              My commission expires:

STATE OF ________       )
                         )    SS:
COUNTY OF _________      )


     Before me, a Notary Public in and for said County, personally appeared Holden Shannon, known to me to be the person who, as Vice President, Corporate Real Estate, of Continental Airlines, Inc., executed the above and foregoing Agreement and Lease and acknowledged that, being duly authorized by Resolution of the Board of Directors of said Corporation, he signed said Agreement for and on behalf of the said Corporation as its free and voluntary act and as his own free and voluntary act.

     IN WITNESS WHEREOF, I have hereunto set my hand and notarial seal this ______ day of ________________________, 1998.


                              __________________________________
                              Notary Public

                              My commission expires:

                           EXHIBIT A

                           EXHIBIT B

                      ON-SITE IMPROVEMENTS


     Remodel the ticket counter to accommodate new electronic state-of-the-art customer ticketing and processing equipment.

     Construct approximately 77,300 square feet of addition to the South Concourse (also known as Concourse C) to create new passenger departure lounges, operations offices and related space, concession and public circulation areas.

     Remodel existing departure lounges and operational offices to conform to new space including carpeting, public seating and furnishing and painting and finishing.

     Provide new passenger loading bridges, ground power for aircraft and modifications to underground fueling system.

                           EXHIBIT C

                    HANGAR SITE IMPROVEMENTS

     Remodel the hangar to include new roofing, expansion of electrical systems and additional lighting, new heating system and interior and exterior painting.


                   OTHER OFF-SITE IMPROVEMENTS

     Construct and equip a mobile ground service equipment (GSE) building with maintenance work bays, paint booths, wash racks, a waste oil collection system, central compressed air system and related office space.

     Repair and expand concrete aprons and taxiways to accommodate aircraft access to the hangar and provide additional aircraft parking space.

     Construct and equip a 40,000 square foot kitchen and meal preparation facility for inflight service of airline passengers.
Reconfigure existing parking lot and establish new entrances and access automotive access and circulation.